UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 22, 2024

ATLANTIC COASTAL ACQUISITION CORP. II

(Exact name of registrant as specified in its charter)

Delaware	001-41224	87-1013956
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6 St Johns Lane, Floor 5
New York, NY	10013
(Address of principal executive offices)	(Zip Code)

(248) 890-7200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Units, each consisting of one share of Series A common stock, $0.0001 par value, and one-half of one redeemable warrant	ACABU	The Nasdaq Stock Market LLC
Shares of Series A common stock included as part of the units	ACAB	The Nasdaq Stock Market LLC
Warrants included as part of the units, each whole warrant exercisable for one share of Series A common stock at an exercise price of $11.50	ACABW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Abpro Bio Subscription Agreement

On August 22, 2024, Atlantic Coastal Acquisition Corp. II (“ACAB”) entered into a subscription agreement (the “Abpro Bio PIPE Subscription Agreement”) with Abpro Bio International Inc. (“Abpro Bio”), pursuant to which Abpro Bio agreed to subscribe for and purchase, and ACAB agreed to issue and sell, 622,467 newly-issued shares of Series A common stock, par value $0.0001 per share, of ACAB (the “Abpro Bio PIPE Shares”) substantially concurrently with the Closing (as defined below), at a price of $10.00 per share, for an aggregate purchase price of $6,224,670. In addition, Abpro Bio will be granted an aggregate of 1,244,934 shares of Series A common stock previously allocated among ACAB and the Company, among others, for the purposes of a PIPE financing, obtaining capital for ACAB or the surviving company of the Business Combination (as defined below) (such shares, the “Abpro Incentive Shares”). Abpro Bio holds an approximately 35% ownership interest in Abpro Corporation (the “Company”), and has previously entered into a Collaboration and License Agreement with the Company in January 2020 and, in connection therewith, made a $30 million equity investment in the Company. Additionally, on October 18, 2023, the Company issued a promissory note in the aggregate principal amount of up to $6 million for the benefit of Abpro Bio International (the “Company Loan”). Part of the purchase price for the Abpro Bio PIPE Shares includes $4,224,663.33 under the Company Loan that shall be forgiven, with the remainder of the purchase price in cash.

Celltrion Subscription Agreement

On August 22, 2024, ACAB entered into a subscription agreement (the “Celltrion Subscription Agreement” and, together with the Abpro Bio PIPE Subscription Agreement, the “PIPE Subscription Agreements”) with Celltrion, Inc. (“Celltrion”), pursuant to which Celltrion agreed to subscribe for and purchase, and ACAB agreed to issue and sell, 500,000 newly-issued shares of Series A common stock, par value $0.0001 per share, of ACAB (the “Celltrion PIPE Shares”) substantially concurrently with the Closing, at a price of $10.00 per share, for an aggregate purchase price of $5,000,000. In addition, Celltrion will be granted an aggregate of 1,000,000 Abpro Incentive Shares (the Abpro Incentive Shares granted to Abpro Bio and Celltrion, together with the Abpro Bio PIPE Shares and the Celltrion PIPE Shares, collectively, the “PIPE Shares”). Celltrion has previously entered into an exclusive collaboration and license agreement with the Company in September 2022, which was amended in August 2024, and is entitled to certain milestone payments from the Company thereunder.

The purchase and sale of the PIPE Shares is conditioned upon the closing (the “Closing”) of the previously announced proposed business combination (the “Business Combination”) among ACAB, the Company and Abpro Merger Sub Corp. (“Merger Sub”), pursuant to that certain Business Combination Agreement, dated as of December 11, 2023 (the “Business Combination Agreement”).

The lock up periods described in the lock-up agreements to be entered at the Closing (as described in the Business Combination Agreement) will not apply to any PIPE Shares. Pursuant to the PIPE Subscription Agreements, ACAB agreed that, within 30 calendar days after the Closing, ACAB will file with the Securities and Exchange Commission (the “SEC”) (at its sole cost and expense) a registration statement (the “S-1 Registration Statement”) registering the resale of the PIPE Shares, and ACAB shall use its commercially reasonable efforts to have the S-1 Registration Statement declared effective as soon as practicable after the filing thereof.

The PIPE Subscription Agreements include customary termination provisions. The PIPE Subscription Agreements provide that ACAB will grant Abpro Bio and Celltrion certain customary registration rights.

The foregoing description of the PIPE Subscription Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the PIPE Subscription Agreement, a form of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Investor Rights Agreement

On August 22, 2024, ACAB and Celltrion entered into an Investor Rights Agreement (the “IRA”) in connection with the Celltion Subscription Agreement, which, among other things, provides for the designation by Celltrion of a director nominee at the next annual meeting of the surviving company following the successful consummation of the Business Combination.

The foregoing description of the IRA does not purport to be complete and is qualified in its entirety by reference to the full text of the IRA, which is attached hereto as Exhibit 10.2 and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities

The information disclosed under Item 1.01 of this Report is incorporated into this Item 3.02 to the extent required herein. The securities of ACAB that may be issued in connection with the PIPE Subscription Agreements will not be registered under the Securities Act of 1933, as amended (the “Securities Act”) in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

Item 7.01. Regulation FD Disclosure.

The information set forth below under this Item 7.01, including the exhibits attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Important Information and Where to Find It

In connection with the Business Combination and the transactions contemplated thereby (the “Proposed Transactions”), ACAB has filed a Registration Statement on Form S-4, with the SEC, which includes the Proxy/Information Statement to be distributed to holders of ACAB’s common stock in connection with ACAB’s solicitation of proxies for the vote by ACAB’s stockholders with respect to the Proposed Transactions and other matters as described in the Registration Statement, a prospectus relating to the offer of the securities to be issued to stockholders in connection with the Proposed Transactions, and an information statement to Company’s stockholders regarding the Proposed Transactions. After the Registration Statement has been declared effective, ACAB will mail a definitive proxy statement/prospectus, when available, to its stockholders. Investors and security holders and other interested parties are urged to read the proxy statement/prospectus, any amendments thereto and any other documents filed with the SEC carefully and in their entirety because they contain important information about ACAB, the Company and the Proposed Transactions. When available, investors and security holders may obtain free copies of the Proxy/Information Statement and definitive proxy statement/prospectus and other documents filed with the SEC by ACAB through the website maintained by the SEC at http://www.sec.gov, or by directing a request to: Atlantic Coastal Acquisition Corp. II, 6 St Johns Lane, Floor 5 New York, NY 10013.

Participants in the Solicitation

ACAB and the Company and their respective directors and certain of their respective executive officers and other members of management and employees may be considered participants in the solicitation of proxies with respect to the Proposed Transactions. Information about the directors and executive officers of ACAB is set forth in its Annual Report on Form 10-K for the fiscal year ended December 31, 2023. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, are included in the Registration Statement and other relevant materials filed or to be filed with the SEC regarding the Proposed Transactions. Stockholders, potential investors and other interested persons should read the Registration Statement carefully before making any voting or investment decisions. When available, these documents can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Forward-Looking Statements

This Current Report on Form 8-K includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe”, “project”, “expect”, “anticipate”, “estimate”, “intend”, “strategy”, “future”, “opportunity”, “plan”, “may”, “should”, “will”, “would”, “will be”, “will continue”, “will likely result” or similar expressions. that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of revenue and other financial and performance metrics and projections of market opportunity and expectations, ACAB’s ability to enter into definitive agreements or consummate a transaction with the Company; ACAB’s ability to obtain the financing necessary consummate the Proposed Transactions; and the expected timing of completion of the Proposed Transactions. These statements are based on various assumptions and on the current expectations of ACAB’s and the Company’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of ACAB and the Company. These forward looking statements are subject to a number of risks and uncertainties, including general economic, financial, legal, political and business conditions and changes in domestic and foreign markets; the outcome of judicial proceedings to which the Company is, or may become a party; the inability of the parties to enter into definitive agreements or successfully or timely consummate the Proposed Transactions or to satisfy the other conditions to the closing of the Proposed Transactions, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company; the risk that the approval of the stockholders of ACAB for the Proposed Transactions is not obtained; failure to realize the anticipated benefits of the Proposed Transactions, including as a result of a delay in consummating the Proposed Transaction or difficulty in, or costs associated with, integrating the businesses of ACAB and the Company; the amount of redemption requests made by ACAB’s stockholders; the occurrence of events that may give rise to a right of one or both of ACAB and the Company to terminate the Business Combination Agreement; risks related to the rollout of the Company’s business and the timing of expected business milestones; the effects of competition on the Company’s future business; and those factors discussed in ACAB’s Registration Statement on Form S-1 filed with the SEC on January 18, 2022, the Registration Statement on Form S-4 filed with the SEC on April 2, 2024, the Annual Report on Form 10-K for the fiscal year ended December 31, 2023 and the Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2024 and June 30, 2024 under the heading “Risk Factors,” and other documents of ACAB filed, or to be filed, with the SEC. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither ACAB nor the Company presently know or that ACAB and the Company currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect ACAB’s and the Company’s expectations, plans or forecasts of future events and views as of the date of this Current Report on Form 8-K. ACAB and the Company anticipate that subsequent events and developments will cause their assessments to change. However, while ACAB and the Company may elect to update these forward-looking statements at some point in the future, ACAB and the Company specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing ACAB’s or the Company’s assessments as of any date subsequent to the date of this Current Report on Form 8-K. Accordingly, undue reliance should not be placed upon the forward-looking statements. Neither ACAB nor the Company gives any assurance that either ACAB or the Company, or the combined company, will achieve its objectives.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Form of Subscription Agreement

10.2	Investor Rights Agreement, dated August 22, 2024, by and between ACAB and Celltrion.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 28, 2024

ATLANTIC COASTAL ACQUISITION CORP. II

By:	/s/ Shahraab Ahmad
Shahraab Ahmad
Chief Executive Officer